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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  April 30, 2001



                                 Ubrandit.com
                      6405 Mira Mesa Boulevard, Suite 100
                              San Diego, CA 92121


                         Commission File No. 000-26799

                      Incorporated in the State of Nevada

                     Federal Identification No. 87-0381646



                           Telephone: (858) 350-9566
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                                 Ubrandit.com
                                  Form 8-K/A

This Amendment No. 1 amends the current report of Form 8-K filed by Ubrandit.com on May 2, 2001.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Consolidated Financial Statements Of Business Acquired

          Consolidated financial statements of Mindtronics Corporation and subsidiaries as of December 31, 2000 (unaudited) and September 30, 2000 and 1999, and the related consolidated statements of operations and cash flows for each of the three-month periods ended December 31, 2000 (unaudited) and 1999 (unaudited), and for the years ended September 30, 2000 and 1999, and for the period May 20, 1998 (inception) through September 30, 2000, and the consolidated statements of shareholders' equity for the three-month period ended December 31, 2000 (unaudited), and for the years ended September 30, 2000 and 1999, and for the period May 20, 1998 (inception) through September 30, 2000 are attached as Exhibit 99.1.

     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Condensed Combined Financial Information of Ubrandit.com as of December 31, 2000, and Unaudited Pro Forma Condensed Combined Statement of Operations of Ubrandit.com for the three-month period ended December 31, 2000 and the Unaudited Pro Forma Combined Statement of Operations for the year ended September 30, 2000 are attached as Exhibit 99.2.

     (c)  Exhibits

          Exhibit 99.1 Consolidated financial statements of Mindtronics Corporation and subsidiaries as of December 31, 2000 (unaudited) and September 30, 2000 and 1999, and the related consolidated statements of operations and cash flows for each of the three-month periods ended December 31, 2000 (unaudited) and 1999 (unaudited), and for the years ended September 30, 2000 and 1999, and for the period May 20, 1998 (inception) through September 30, 2000, and the consolidated statements of shareholders' equity for the three-month period ended December 31, 2000 (unaudited), and for the years ended September 30, 2000 and 1999, and for the period May 20, 1998 (inception) through September 30, 2000.

          Exhibit 99.2 Unaudited Pro Forma Condensed Combined Financial Information of Ubrandit.com as of December 31, 2000, and Unaudited Pro Forma Condensed Combined Statement of Operations of Ubrandit.com for the three-month period ended December 31, 2000 and for the year ended September 30, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ubrandit.com

Date: May 14, 2001

                                            By: /S/ Roger C. Royce
                                                --------------------------------
                                                Roger C. Royce, Chairman and CEO